Supplement dated May 25, 2018
to the Prospectus, as supplemented, of each of the following funds (each, a Fund, and together, the Funds):
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Aggressive Portfolio	5/1/2018
Variable Portfolio - Conservative Portfolio	5/1/2018
Variable Portfolio - Moderately Aggressive Portfolio	5/1/2018
Variable Portfolio - Moderately Conservative Portfolio	5/1/2018
Variable Portfolio - Moderate Portfolio	5/1/2018
Effective immediately, the list of portfolio managers under the caption “Fund Management” in each Fund's summary section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager	Lead Portfolio Manager	2015
Brian Virginia	Senior Portfolio Manager and Vice President, Alternative and Absolute Return Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	May 2018
The rest of the section remains the same.
Effective immediately, the information about the portfolio managers under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Funds" section of the Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Anwiti Bahuguna, Ph.D.	Senior Portfolio Manager	Lead Portfolio Manager	2015
Brian Virginia	Senior Portfolio Manager and Vice President, Alternative and Absolute Return Investments	Portfolio Manager	2015
David Weiss, CFA	Vice President, Head of Sub-Advisory Management	Portfolio Manager	2016
Joshua Kutin, CFA	Senior Portfolio Manager and Head of North America Asset Allocation	Portfolio Manager	May 2018
Dr. Bahuguna joined one of the Columbia Management legacy firms or acquired business lines in 2002. Dr. Bahuguna began her investment career in 1998 and earned a B.S. from St. Stephen’s College, Delhi University and a Ph.D. in economics from Northeastern University.
Mr. Virginia joined the Investment Manager in 2010. Mr. Virginia began his investment career in 1996 and earned a B.S. from Kansas State University.
Mr. Weiss joined the Investment Manager in August 2015 as Vice President, Head of Sub-Advisory Management. Prior to joining the Investment Manager, Mr. Weiss was at Lincoln Financial Group where he was a Portfolio Manager and CIO of Lincoln Investment Advisors Corp. Mr. Weiss began his investment career in 1999 and earned a B.S. in management from Plymouth State College and an M.B.A. from Boston University Graduate School of Management.
Mr. Kutin joined the Investment Manager in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining the Investment Manager, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a B.S. in economics and a B.S. in mathematics with computer science from Massachusetts Institute of Technology and an M.S. in finance from Princeton University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6534-32 A (5/18)